UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2023

Diebold Nixdorf, Incorporated
(Exact name of registrant as specified in its charter)
__________________________________________________________

Ohio		1-4879	34-0183970
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

50 Executive Parkway, P.O. Box 2520
Hudson,	Ohio		44236
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 per value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on June 1, 2023, Diebold Nixdorf, Incorporated (the “Company”) and certain of its subsidiaries filed (i) a pre-packaged chapter 11 plan of reorganized in connection with the commencement of voluntary cases under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “U.S. Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Texas, (ii) a scheme of arrangement, filed by Diebold Nixdorf Dutch Holding B.V. (the “Dutch Issuer”), relating to certain of the Company’s subsidiaries in connection with the commencement by the Dutch Issuer of voluntary proceedings (the “Dutch Scheme Proceedings”) under the Dutch Act on Confirmation of Extrajudicial Plans (Wet homologatie onderhands akkoord) in the District Court of Amsterdam and (iii) recognition of such Dutch scheme pursuant to proceedings under chapter 15 of the U.S. Bankruptcy Code by the Dutch Issuer.

On June 2, 2023, the Company was notified by the NYSE that, as a result of the Chapter 11 Cases and Dutch Scheme Proceedings, and in accordance with Section 802.01D of the NYSE Listed Company Manual, the NYSE has determined to commence proceedings to delist the Company’s common shares from the NYSE. The NYSE also indefinitely suspended trading of the Company’s common shares on June 2, 2023. The NYSE will apply to the Securities and Exchange Commission (the “SEC”) to delist the Company’s common shares upon completion of all applicable procedures.

The Company does not intend to appeal the NYSE determination. Therefore, the Company expects that its common shares will be delisted from the NYSE.

Effective as of June 5, 2023, trading of the Company’s common shares commenced on the OTC Pink Open Market under the symbol “DBDQQ.” The OTC Pink Open Market is a significantly more limited market than the NYSE, and quotation on the OTC Pink Open Market likely results in a less liquid market for existing and potential holders of the Company’s common shares to trade the Company’s common shares and could further depress the trading price of its common shares. The Company can provide no assurance that its common shares will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common shares on this market, or whether the trading volume of the Company’s common shares will be sufficient to provide for an efficient trading market. Trading on the OTC Pink Open Market will not affect the Company’s business operations or reporting requirements under the rules of the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
June 5, 2023	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Executive Vice President, Chief Legal Officer and Secretary